UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

MICROVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21221	91-1600822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19910 North Creek Parkway Bothell, Washington 98011
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (425) 415-6847

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Microvision, Inc. (the “Company”) entered into a Securities Purchase Agreement dated as of November 30, 2005 (the “Purchase Agreement”) with various investors (the “Purchasers”) to issue senior secured convertible notes (the “Notes”) in the aggregate principal amount of $7,000,000, 837,986 shares (the “Purchased Shares”) of common stock of the Company, $.001 par value (the “Company Shares”) and warrants (the “Warrants”) to purchase Company Shares for an aggregate purchase price of $10,000,000, subject to customary closing conditions.

The Notes are convertible at the option of the holders into Company Shares. The conversion price for Company Shares is $3.94 per share. The maturity date for the Notes is March 15, 2007. The Notes bear interest at a rate of the applicable LIBOR plus three percent (3.0%) per annum, subject to periodic adjustment, provided that the interest rate shall not be less than 6.0% per annum or greater than 8.0% per annum. In various circumstances, the interest rate increases to the applicable LIBOR plus 6%, but not less 12% or greater than 15%.

The Notes must be repaid in five quarterly installments at the same time as the notes issued in March 2005. One-fifth of the principal amount of the Notes is payable in each of the last five quarters of the term. Subject to conditions, the Company has the option to pay principal in cash or Company Shares, or a combination thereof. If the Company exercises its option to pay principal in Company Shares, the Company Shares will be issued at a 10% discount to the arithmetic average of the volume weighted average prices for the 15 trading days prior to the payment date. The Company must pay principal in cash if the value of the Company Shares would be lower than $3.65 per share. Subject to conditions, interest is also payable in cash or Company Shares, at the Company’s option. If the Company elects to pay interest in Company Shares, the Company Shares will be issued at a 10% discount to the arithmetic average of the volume weighted average prices for the 20 trading days prior to the payment date. The Company must pay interest in cash if the value of the Company Shares would be lower than $3.65 per share. The Company has the right to mandatorily convert the Notes into Company Shares at the conversion price of $3.94 if, subject to conditions, the shares trade at or above $6.90 for 20 out of 30 trading days after the six-month anniversary of the effectiveness of the required resale registration statement. The Notes are secured by the same 1,750,000 shares of Lumera Corporation’s common stock which secure the notes issued by the Company in March 2005.

The Warrants will be exercisable immediately for 1,089,386 Company Shares at $3.94 per share through the date that is five years from the issuance date. The Notes and the Warrants will contain anti-dilution provisions to pro-ratably adjust the number of Company Shares issuable upon conversion of the Notes or issuable upon exercise of the Warrants in the event of stock dividends, stock splits or similar events affecting holders of Company Shares generally.

The transaction documents include material restrictions on the Company’s incurrence of debt and liens while the Note is outstanding, as well as other customary covenants. The documents also include a change of control put right by the holders of the Note at 125% of the principal amount then outstanding and specified financial penalties for performance failures.

The Company will enter into a Registration Rights Agreement with respect to the Purchased Shares and the Company Shares issuable upon conversion of the Notes, issuable as payment of principal and interest, and issuable upon exercise of the Warrants, pursuant to which the Company has agreed to file a registration statement with respect to the sale of such Company Shares by the investors.

The proceeds will be used for working capital purposes.

The Company issued a press release with respect to the issuance on December 1, 2005 which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Company has agreed to issue the Notes, the Shares and the Warrants (collectively, the “Securities”) for an aggregate purchase price of $10,000,000. The Securities would be issued in a transaction not involving any public offering pursuant to Section 4(2) of the Securities Act of 1933, as amended. The terms of the transaction are described in Item 1.01 of this Report and are incorporated herein by reference.

Item 9.01.	Financial Information, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

4.1	Form of Note under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

4.2	Form of Warrant under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

4.3	Form of Registration Rights Agreement under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

4.4	Form of Amended and Restated Pledge and Security Agreement under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

10.1	Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

99.1	Microvision, Inc. Press Release dated as of December 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ THOMAS M. WALKER
Thomas M. Walker
Vice President, General Counsel & Secretory

Date: November 30, 2005

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Note under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

4.2	Form of Warrant under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

4.3	Form of Registration Rights Agreement under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

4.4	Form of Amended and Restated Pledge and Security Agreement under the Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

10.1	Securities Purchase Agreement dated as of November 30, 2005 by and among Microvision, Inc. and the investors listed on the Schedule of Buyers thereto.

99.1	Microvision, Inc. Press Release dated as of December 1, 2005.